iShares®

iShares, Inc.

Supplement dated April 26, 2018

to the Summary Prospectus and Prospectus,

each dated December 29, 2017, and

Statement of Additional Information (the “SAI”),

dated December 29, 2017 (as revised March 6, 2018),

for the iShares MSCI EM ESG Optimized ETF (ESGE) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and the SAI for the Fund.

The stock split for the Fund as disclosed in a supplement dated March 29, 2018 that was scheduled to be effective after the close of trading on May 1, 2018 will now be effective after the close of trading on May 24, 2018. The split is for shareholders of record as of the close of business on May 22, 2018. Shares of the Fund will now begin trading on a split-adjusted basis on May 25, 2018.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-ESGE-0418

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